SCHEDULE 14C

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:
[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Proxy Statement

                           Bowlin Travel Centers, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
    1) Title of each class of securities to which transaction applies:
             N/A
       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:
             N/A
       -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             N/A
       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:
             N/A
       -------------------------------------------------------------------------
    5) Total fee paid:
             N/A
       -------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
             N/A
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    2) Form, Schedule or Registration Statement No.:
             N/A
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    3) Filing Party:
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    4) Date Filed:
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

                           BOWLIN TRAVEL CENTERS, INC.
                               150 Louisiana N.E.
                          Albuquerque, New Mexico 87108



                      NOTICE AND INFORMATION STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 2002



To Our Stockholders:

     The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Bowlin Travel Centers, Inc. (the "Company") will be held at 10:00 a.m., Albuquerque, New Mexico time, on Friday, September 27, 2002, at the principal executive offices of the Company located at 150 Louisiana N.E., Albuquerque, New Mexico 87108 for the following purposes:

     1. To elect three members to the Board of Directors to serve for one-year terms or until their successors are elected and qualified;

     2. To ratify the appointment of Neff & Ricci LLP to serve as independent public accountants of the Company for the fiscal year ending January 31, 2003; and

     3. To transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on Monday, July 29, 2002, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. Management is not soliciting proxies in connection with the Annual Meeting and stockholders are requested not to send proxies to the Company. Management and the Board of Directors cordially invite you to attend the Annual Meeting. Your attention is directed to the attached Information Statement.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      Michael L. Bowlin
                                      Chairman of the Board, President and
                                      Chief Executive Officer

Albuquerque, New Mexico
August 23, 2002

                           BOWLIN TRAVEL CENTERS, INC.
                               150 Louisiana N.E.
                          Albuquerque, New Mexico 87108

                         -------------------------------
                              INFORMATION STATEMENT
                         -------------------------------

     This Information Statement is being furnished to the stockholders of Bowlin Travel Centers, Inc., a Nevada corporation (the "Company"), in connection with the Annual Meeting of the Stockholders of the Company to be held on Friday, September 27, 2002, at 10:00 a.m., Albuquerque, New Mexico time, at the principal executive offices of the Company located at 150 Louisiana, N.E., Albuquerque, New Mexico 87108, and any adjournment or postponement thereof (the "Annual Meeting"). A copy of the Notice of the Meeting accompanies this Information Statement. It is anticipated that the mailing of the Notice and this Information Statement to stockholders will commence on or about August 23, 2002.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

VOTING

     Only holders of record of Common Stock. $0.001 par value per share ("Common Stock") at the close of business on July 29, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 4,583,348 shares of Common Stock were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held of record on the Record Date. Cumulative voting is not permitted.

     The Company's Bylaws provide that a majority of all shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. In order to vote their shares in person at the meeting, stockholders who own their shares in "street name" must obtain a special proxy card from their broker.

     The Board of Directors does not know of any matters other then (i) the election of three (3) members of the Company's Board of Directors, and (ii) the ratification of the appointment of Neff & Ricci LLP as the independent auditors of the Company for the fiscal year ending January 31, 2003, that are expected to be presented for consideration at the meeting.

PROPOSAL NUMBER ONE:
ELECTION OF DIRECTORS

     The Board of Directors currently consists of three members. Michael L. Bowlin, William J. McCabe and C. Christopher Bess have been nominated for election at the Annual Meeting. If elected, they would hold office for a period of one year or until the election and qualification of their successors. All of the nominees are currently serving on the Board of Directors of the Company. The Board of Directors has no reason to believe that the persons named above as nominees for directors will be unable or will decline to serve if elected

VOTE REQUIRED

     The election of the director nominees will require the affirmative vote of a plurality of the votes cast by the stockholders entitled to vote.

     Certain directors and executive officers of the Company, together with certain other stockholders, who collectively have voting power over a majority in interest of the Common Stock, presently intend to vote FOR election of Messrs. Bowlin, McCabe and Bess to the Board of Directors. Accordingly, it is expected that such nominees will be elected, although none of the above mentioned stockholders is obligated to vote in favor of any particular nominee.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information regarding director nominees of the Company. A summary of the background and experience of each of these individuals is set forth after the table.

      NAME                 AGE                       POSITION

Michael L. Bowlin           59       Chairman of the Board, President and
                                     Chief Executive Officer
William J. McCabe           51       Senior Vice President -Management
                                     Information Systems, Secretary,
                                     Treasurer and Director
C. Christopher Bess         55       Director
Nina J. Pratz               50       Chief Financial Officer and Senior
                                     Vice President
Kim D. Stake                46       Chief Administrative Officer and
                                     Vice President
-------------------


     MICHAEL L. BOWLIN. Mr. Bowlin has served as Chairman of the Board and Chief Executive Officer, President and as a Director of the Company since August of 2000. Mr. Bowlin served as Chairman of the Board and Chief Executive Officer of Bowlin Outdoor Advertising and Travel Centers, Inc. ("Bowlin Outdoor") from 1991 through January of 2001, and as President from 1983 through 1991. Mr. Bowlin had been employed by Bowlin Outdoor since 1968. Mr. Bowlin holds a Bachelor's degree in Business Administration from Arizona State University.

     WILLIAM J. McCABE. Mr. McCabe has served as Senior Vice President, Management Information Systems, Secretary, Treasurer and as a Director of the Company since August of 2000. Mr. McCabe served as a member of the Board of Directors of Bowlin from 1983 until August 1996. Prior to 1997, Mr. McCabe served as Senior Vice President - Advertising Services from 1993, Vice President of Outdoor Operations from 1988 and as Vice President of Accounting from 1984 to 1987. Mr. McCabe had been employed by the Company since 1976 in such additional capacities as a Staff Accountant and Controller. Mr. McCabe holds a Bachelor's degree in Business Administration from New Mexico State University.

     C. CHRISTOPHER BESS. Mr. Bess has served as Executive Vice President and Chief Operating Officer, and as a Director, of the Company from August of 2000 until his retirement in January 2002. Mr. Bess has served as a member of the Company's Board of Directors from 1974 and continues to serve on the Board of Directors. During his 30 years with Bowlin Travel Centers, Mr. Bess also served in such capacities as Internal Auditor, Merchandiser for Travel Center Operations, Travel Center Operations Manager and as Development Manager. Mr. Bess is a certified public accountant and holds a Bachelor's degree in Business Administration from the University of New Mexico.

     NINA J. PRATZ. Ms. Pratz has served as the Company's Senior Vice President and Chief Financial Officer since April of 2001. Ms. Pratz has served as a member of the Bowlin Outdoor's Board of Directors from 1976 until January 2001. Prior to 1997, Ms. Pratz served as Chief Administrative Officer of Bowlin Outdoor since 1988. Ms. Pratz holds a Bachelor's degree in Business Administration from New Mexico State University.

     KIM D. STAKE. Ms. Stake has served as Vice President and Chief Administrative Officer since April of 2002. Ms. Stake has been employed with the Company since December of 1997. Ms. Stake also serves in such capacities as Controller and SEC compliance. Prior to December 1997, Ms. Stake was employed in public accounting. Ms. Stake holds a Bachelor's degree in Business Administration from the University of New Mexico.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended January 31, 2002, the Board of Directors of the Company met on three occasions. Each of the Directors attended 100% of the meetings of the Board of Directors and of the meetings held by such committees of the Board on which he served.

     In lieu of an Audit Committee, the Board of Directors is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company's financial statements and other services provided by the Company's independent public accountants. The Board of Directors also reviews the Company's internal accounting controls, practices and policies.

     The Company's Board of Directors does not maintain a standing nominating committee or other committees performing similar functions.

     In lieu of a Compensation Committee, the Board of Directors is responsible for decisions regarding compensation of the Company's executive officers.

BOARD OF DIRECTORS REPORT ON EXECTIVE COMPENSATION

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE BY REFERENCE THIS INFORMATION STTEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFROMANCE GRAPH WHICH FOLLOWS SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

COMPENSATION PHILOSOPHY

     The Board of Directors is responsible for setting and administering the Company's policies regarding annual compensation. In general the Board of Directors compensation philosophies are based upon the following subjective principles:

     - Compensation programs should reflect and promote the Company's goals and reward individuals for contributions to the Company's success in achieving its goals.

     - Compensation should be related to the value created for the Company and its stockholders.

     - Compensation programs should integrate both the long and short term strategies of the Company.

     - Compensation programs should be designed to attract and retain key executives critical to the long-term success of the Company.

     Total compensation for senior management is set at levels that the Board of Directors believes are competitive in relation to companies of similar type and size; however the Board of Directors has conducted no independent investigation of such levels. Components of executive compensation include base salary and a discretionary bonus program. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

BASE SALARIES

     The Board of Directors establishes base salaries for the Company's executive officers at levels considered appropriate in light of the duties and scope of responsibilities of each officer's positions. In this regard, the Board considers the compensation practices and corporate financial performance of similarly situated companies. The Board of Directors takes into account a number of factors, including, but not limited to, management's efforts to improve levels of sales and profitability and to expand markets into which the Company's products are distributed and sold. The Board also considers management's consistent commitment to the long-term success of the Company through developing and implementing strategic business acquisition opportunities.

     Based upon its evaluation of these factors, the Board of Directors believes that senior management is dedicated to achieving long-term financial improvements, and that the compensation policies, plans and programs administered by the Board contribute to management's commitment. The Board of Directors attempts to assimilate all of the foregoing factors when it renders its compensation decision; however, the Board recognizes that its decisions are subjective in nature due to the subjective criteria on which such decision are based. The Board of Directors does not assign any specified weight to the criteria it considers.

BONUS COMPENSATION

     Bonus compensation is paid at the discretion of the Board of Directors. Determination of the Board of Directors with regard to the award of bonus compensation are generally based upon the Board's evaluation of the same factors previously described above under "Base Salaries" and other subjective criteria.

CHIEF EXECUTIVE OFFICER

     Mr. Bowlin has served as Chairman of the Board and Chief Executive Officer of the Company since its inception. As Chief Executive Officer, Mr. Bowlin receives a base salary and is eligible to receive bonus compensation at the discretion of the Board of Directors. The Board's evaluation process with respect to the Chief Executive Officer's compensation is comprised of the same components that are utilized by the Board in evaluating the compensation of other members of senior management. Substantially all of Mr. Bowlin's professional time is devoted to his duties at the Company.

                                        Submitted by Bowlin Travel Centers, Inc.
                                        Board of Directors

                                        Michael L. Bowlin
                                        William J. McCabe
                                        C. Christopher Bess

DIRECTOR COMPENSATION

     During fiscal year ended January 31, 2002, there were no directors who are not employees of the Company. To date, the Company has not paid any fees to the directors of the Company.

EXECUTIVE COMPENSATION

     The following table summarizes all compensation to the Company's Chief Executive Officer and Chief Operating Officer for services rendered to the Company during the fiscal years ended January 31, 2002, 2001 and 2000. The Company has no other executive officers whose total remuneration exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                           | LONG TERM  |
                                                                           |COMPENSATION|
                                               ANNUAL COMPENSATION         |   AWARDS   |
                                        -----------------------------------|------------|
                                                                  OTHER    | SECURITIES |
                                                                  ANNUAL   | UNDERLYING |ALL OTHER
                                        SALARY ($)   BONUS ($)  COMPENSA-  |  OPTIONS/  |COMPENS-
   NAME AND PRINCIPAL POSITION   YEAR      (1)                   TION ($)  |  SARS (#)  |ATION ($)
   ------------------------------------------------------------------------|------------|---------
   Michael L. Bowlin             2002     116,300       --      15,974 (2) |     --     |    --
    Chairman of the Board,       2001     195,000       --      17,304 (2) |     --     |    --
     President & CEO             2000     195,000       --      17,779 (2) |     --     |    --
                                                                           |            |
   C. Christopher Bess           2002      84,008       --       2,400 (3) |     --     |    --
    Executive Vice President,    2001     145,000       --       3,142 (3) |     --     |    --
     COO & Director              2000     145,000       --       4,143 (3) |     --     |    --

   --------------------------

(1) Includes amounts deferred at the election of the CEO and COO to be contributed to his 401(k) Profit Sharing Plan account.

(2) Amount for 2002 includes (i) $2,216 of the Company's discretionary matching contributions allocated to Mr. Bowlin's 401(k) Profit Sharing Plan account,
     (ii) $7,758 for premiums on term life, auto and disability insurance policies of which Mr. Bowlin or his wife is the owner, and (iii) $6,000 for Mr. Bowlin's car allowance. Amount for 2001 includes (i) $3,699 of the Company's discretionary matching contributions allocated to Mr. Bowlin's 401(k) Profit Sharing Plan account, (ii) $7,105 for premiums on term life, auto and disability insurance policies of which Mr. Bowlin or his wife is the owner, and (iii) $6,500 for Mr. Bowlin's use of a Company owned vehicle. Amount for 2000 includes (i) $1,950 of the Company's discretionary matching contributions allocated to Mr. Bowlin's 401(k) Profit Sharing Plan account, (ii) $11,506 for premiums on term life, auto and disability insurance policies of which Mr. Bowlin or his wife is the owner, and (iii) $4,323 for Mr. Bowlin's use of a Company owned vehicle.

(3) Amount for 2002 includes (i) $2,400 of Bowlin Travel Centers discretionary matching contributions allocated to Mr. Bess' 401(k) Profit Sharing Plan account. Amount for 2001 includes (i) $2,875 of Bowlin Travel Centers discretionary matching contributions allocated to Mr. Bess' 401(k) Profit Sharing Plan account, and (ii) $267 for premiums on term life, auto and disability insurance policies of which Mr. Bess or his wife is the owner. Amount for 2000 includes (i) $1,700 of Bowlin Travel Centers discretionary matching contributions allocated to Mr. Bess' 401(k) Profit Sharing Plan account, and (ii) $2,443 for premiums on term life, auto and disability insurance policies of which Mr. Bess or his wife is the owner.

EMPLOYMENT AGREEMENTS

     No employee or officer of the Company has entered into an employment agreement with the Company, nor does the Company anticipate entering into any employment agreement in the future.

COMPLIANCE WITH SECTIONS 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors and persons who own more than ten percent (10%) of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent (10%) owners are also required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 31, 2002, all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, Directors and greater that ten percent owners were complied with except that (i) a report for Kim Stake initializing her officer status was filed after the due date; (ii) a report for Nina Pratz initializing her officer status was filed after the due date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of July 31, 2002, the beneficial ownership of shares of Common Stock of the Company by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock; (ii) each Director and Director-Nominee of the Company;
(iii) the Executive Officers of the Company; and (iv) all Directors and executive officers of the Company as a group.

                                         AMOUNT AND NATURE OF        PERCENT OF
      NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (4)      CLASS (3)
   -------------------------------     ------------------------      ----------

   Michael L. Bowlin (1)(5)                  2,326,036                  50.8%

   William J. McCabe (1)                        64,548                   1.4%

   Nina J. Pratz (1)                           116,802                   2.5%

   Kim D. Stake (1)                               *                       *

   C. Christopher Bess (1)                       --                      --

   Monica A. Bowlin (1)(6)                   2,326,036                  50.8%

                                         AMOUNT AND NATURE OF        PERCENT OF
      NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP (4)      CLASS (3)
   -------------------------------     ------------------------      ----------

   The Francis W. McClure
   and Evelyn Hope McClure
   Revocable Trust (1)(7)                      371,695                   8.1%

   Jonathon Brooks (2)                         543,950                  11.9%

   All directors and executive
   officers as a group (5 persons)           2,507,386                  54.7%

   -------------------------------
   * Less than 1.0%

(1) All of the holders have an address at c/o the Company, 150 Louisiana NE, Albuquerque, NM, 87108.
(2)  Address is 1999 Avenue of the Stars, Suite 2040, Los Angeles, CA, 90067.
(3) Unless otherwise noted and subject to community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock as shown beneficially owned by them.
(4) The shares and percentages shown include the shares of Common Stock actually owned as of July 31, 2002.
(5) Includes 425,687 shares held by Mr. Bowlin's wife and 171,332 shares held by each of three daughters. Mr. Bowlin disclaims beneficial ownership of an aggregate of 513,996 of such shares, which are held by three of his daughters.
(6) Includes 1,386,353 shares held by Mrs. Bowlin's husband and 171,332 shares held by each of her three daughters. Mrs. Bowlin disclaims beneficial ownership of an aggregate of 513,996 of such shares, which are held by three of her daughters.
(7) Francis W. McClure and Evelyn Hope McClure are the natural persons who control The Francis W. McClure and Evelyn Hope McClure Revocable Trust. Evelyn Hope McClure is the sister of Michael L. Bowlin, Chairman of the Board, President and Chief Executive Officer of the Company.

STOCK PRICE PERFORMANCE

     Set forth below is a line graph comparing the cumulative total return of the Company's Common Stock with the cumulative total return of Russell 2000 and a Company defined peer group for the period from February 1, 2001 through January 31, 2002 (including the reinvestment of dividends, if any). The following graph assumes a $100 investment on February 1, 2001, the date the Company's stock began trading on the OTC Bulletin Board. Price data for the Company's Common Stock is based on the closing bid price for the relevant measurement dates as reported by the OTC Bulletin Board (which quotations represent prices between dealers and do not include retail markup, markdown or commissions and may not reflect actual transactions). The performance graph below shall not be deemed incorporated by reference into any filing under, and shall not otherwise be deemed filed under, either the Securities Act o f 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100
                   FEBRUARY 1, 2001 THROUGH JANUARY 31, 2002


                                           Cumulative Total Return
                                       02/01/2001           01/31/2002

        Bowlin Travel Centers, Inc.     $ 100.00             $ 112.00
        Peer Group                      $ 100.00             $ 110.30
        Russell 2000                    $ 100.00             $  96.54


DISCLOSURE OF AUDIT AND NON-AUDIT FEES

AUDIT FEES

     The aggregate fees billed by Neff & Ricci LLP ("Neff & Ricci") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended January 31, 2002, and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year were approximately $32,800.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the fiscal year ended January 31, 2002, the Company did not engage its independent public accountants to perform financial information systems design and implementation.

ALL OTHER FEES OF INDEPENDENT PUBLIC ACCOUNTS

     During the fiscal year ended January 31, 2002, all other fees of the Company's independent public accountants amounted to approximately $3,700, which consisted of audit related fees. Audit related fees generally include statutory audits of subsidiaries, benefit plan audits, acquisition due diligence, accounting consultation, various attest services under professional standards, assistance with registration statements, comfort letter and consents.

     While there were no non-audit related fees during the fiscal year ended January 31, 2002, the Board of Directors has considered whether non-audit services are consistent with maintaining the auditor's independence.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company sells wholesale gasoline to a Stuckey's franchise travel center which is owned by the daughter of Evelyn Hope McClure who is a stockholder in the Company. The sales with the associated cost of goods and gross profit consist of the following at January:

                                2002         2001         2000
                             ----------   ----------   ----------

        Gross sales          $1,311,206    1,433,398    1,328,418
        Cost of goods sold    1,257,959    1,380,472    1,264,169
                             ----------   ----------   ----------

        Gross profit         $   53,247       52,926       64,249
                             ==========   ==========   ==========


PROPOSAL NUMBER TWO:

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Neff & Ricci as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending January 31, 2003, and to perform other accounting services as requested by the Company. Although not required to do so, the Board of Directors is submitting the appointment of that firm for ratification at the Annual Meeting. A representative of Neff & Ricci is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of Common Stock is required to approve the proposed ratification of the appointment of Neff & Ricci as the Company's independent accountants for the fiscal year ending January 31, 2003.


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

     Certain directors and executive officers of the Company together with certain other stockholders, who collectively have voting power over a majority in interest of the Common Stock, presently intend to vote FOR the approval of the ratification of Neff & Ricci as independent accountants. Accordingly, it is expected that such proposal will be approved, although none of the above mentioned stockholders obligated to vote in favor of any proposal.

CHANGE  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANT  ON  ACCOUNTING  AND  FINANCIAL
DISCLOSURE

     On May 9, 2001, the Company, with the approval of the Company's board of directors, dismissed KPMG, LLP ("KPMG") as its independent accountants. As discussed below, the Company has engaged the firm of Neff & Ricci as its independent auditors for the 2002 Fiscal Year.

     KPMG's reports on the Company's consolidated financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the Company's two most recent fiscal years and the subsequent interim periods preceding KPMG's dismissal, there have not been any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make a reference to the subject matter of the disagreement in connection with their reports.

     During the Company's two most recent fiscal years and subsequent interim period preceding the dismissal of KPMG:

     (i) KPMG did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist;

     (ii) KPMG did not advise the Company that information had come to KPMG's attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management;

     (iii)KPMG did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to their attention during such period that, if further investigated, may (A) materially impact the fairness or reliability of previously issued Reports of Independent Auditors and the underlying consolidated financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (B) cause KPMG to be unwilling to rely on management's representations or be associated with the Company's consolidated financial statements; and


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

     (iv) KPMG did not advise the Company that information had come to their attention that they had concluded materially impacted the fairness or reliability of previously issued Reports of Independent Auditors and the underlying consolidated financial statements, or the consolidated financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent consolidated financial statements covered by an audit report.

     The Company provided KPMG with a copy of the foregoing disclosure, and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company filed as an Exhibit to the Form 8-K, dated May 9, 2001, a copy of the letter from KPMG required by Item 304 of Regulation S-K.

     On May 9, 2001, the Company engaged Neff & Ricci as its independent auditors. Prior to its engagement, the Company had not consulted with Neff & Ricci with respect to:

     (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

     (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K) .

STOCKHOLDER PROPOSALS

     Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company no later than April 17, 2003, to be evaluated by the Board for inclusion in the information or proxy statement for that meeting. Such proposals should be addressed to the Corporate Secretary, Bowlin Travel Centers Inc., 150 Louisiana N.E., Albuquerque, New Mexico 87108. If a stockholder proposal is introduced at the 2003 Annual Meeting of Stockholders without any discussion of the proposal in the Company's proxy statement, and the Stockholder does not notify the Company on or before June 30, 2003, as required by Securities and Exchange Commission Rule 14a-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Stockholders, then proxies received by the Company for the 2003 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

OTHER MATTERS

     The Annual Meeting is being held for the purposes set forth in the Notice that accompanies this Information Statement. The Board of Directors is not presently aware of any business to be transacted at the Annual Meeting other than as set forth in such Notice.


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

2002 ANNUAL REPORT ON FORM 10-K

     The Company files annual reports on Form 10-K with the SEC. A copy of the annual report for the fiscal year ended January 31, 2002 (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to The Miller Group, 4909 E. McDowell Road, Suite 100, Phoenix, Arizona 85008, Attention: Bowlin Shareholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a charge to reimburse the Company for its expenses in supplying any exhibit.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Michael L. Bowlin
                                       Chairman of the Board

August 23, 2002




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